SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) : October 28, 1997

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                    0-24532          58-2094179
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(State of Incorporation)       (Commission File     (IRS Employer
                                     Number)        Identification
                                                        Number)
101 North Greenwood St., P.O. Box 3007
         LaGrange, Georgia                                        30240
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(Address of principal executive offices)                      (Zip code)


        Registrant's telephone number, including are code: (706) 845-5000






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Item 5.      Other Events

         On October 28, 1997, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Middle Georgia Bankshares, Inc. ("Middle Georgia"), pursuant to which Middle Georgia agreed to merge with and into the Registrant. Attached hereto as Exhibit 99 is the press release regarding the announcement of the merger.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits. The following exhibit is filed as part of this report:


         99 Press release, dated September 28, 1997, issued by the Registrant.








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                                  EXHIBIT INDEX

Exhibit
Number                              Description

99                         Press release, dated October 28, 1997




                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 28, 1997


                                            FLAG Financial Corporation

                                             /s/ Ellison C. Rudd
                                            ------------------------
                                            By   Ellison C. Rudd,
                                            Chief Financial Officer




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